GOLDMAN SACHS TRUST II

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated January 12, 2022 to the

Prospectuses, Summary Prospectuses, and Statement of Additional Information (“SAI”),

each dated February 28, 2021, as supplemented to date

As of the close of business on January 12, 2022, the HFRXTM Global Hedge Fund Index (the “Index”) will no longer be used as the Fund’s secondary benchmark. Accordingly, as of the close of business on January 12, 2022, all references to the Index in the Prospectuses, Summary Prospectuses, and SAI are hereby deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses, and SAI for future reference.

MMALTOPSSTK 01-22